ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated February 28, 2023 to the Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the AST International Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

New Subadvisory Arrangements, Name Change , Investment Strategy Change and Amended Management Agreement

The Board of Trustees of the Trust (the Board) approved: (i) replacing Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as subadvisers to the Portfolio to serve alongside Jennison Associates LLC; (ii) changing the name of the Portfolio to the "AST International Equity Portfolio"; (iii) revising the investment strategy of the Portfolio; and (iv) amending the investment management agreement for the Portfolio to reflect a reduced contractual management fee rate. These changes are expected to become effective on or about March 13, 2023.

To reflect the changes described above, the Prospectus is hereby revised as follows, effective March 13, 2023:

A.All references in the Prospectus to "AST International Growth Portfolio" are hereby changed to "AST International Equity Portfolio."

B.The description of the Portfolio's principal investment strategies in the "SUMMARY: AST INTERNATIONAL EQUITY PORTFOLIO—INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P- Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

C.The table in the "SUMMARY: AST INTERNATIONAL EQUITY PORTFOLIO—MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the information set forth below:

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Investment	Subadvisers	Portfolio Managers	Title	Service
Managers				Date
PGIM Investments		Rick T. Babich	Vice President, Portfolio	December
LLC			Manager	2021
AST Investment		Jeff Peasley	Vice President, Portfolio	December
Services, Inc.			Manager	2021
	LSV Asset Management	Josef Lakonishok,	CEO, CIO, Partner and	March 2023
		Ph.D	Portfolio Manager
		Menno Vermeulen,	Partner, Portfolio	March 2023
		CFA	Manager
		Puneet	Partner, Portfolio	March 2023
		Mansharamani, CFA	Manager

		Greg Sleight	Partner, Portfolio	March 2023
Manager
		Guy Lakonishok,	Partner, Portfolio	March 2023
		CFA	Manager

	Massachusetts Financial	Jim Fallon	Investment Officer	March 2023
Services Company
		Matt Krummell	Investment Officer	March 2023

		Jonathan Sage	Investment Officer	March 2023

		Jed Stocks	Investment Officer	March 2023

	PGIM Quantitative Solutions	Wen Jin, PhD, CFA	Managing Director and Portfolio	March 2023
	LLC		Manager
		Ken D'Souza, CFA	Managing Director and Portfolio	March 2023
Manager
		Stacie L. Mintz, CFA	Managing Director and Portfolio	March 2023
Manager
	J.P. Morgan Investment	Tom Murray	Managing Director, Portfolio	March 2023
	Management Inc.		Manager
		Shane Duffy	Managing Director, Portfolio	March 2023
Manager
		James Sutton	Executive Director, Portfolio	March 2023
Manager
		Zenah Shuhaiber	Executive Director, Portfolio	March 2023
Manager
	Jennison Associates LLC	Mark B. Baribeau,	Managing Director and Head of	May 2012
		CFA	Global Equity
		Thomas F. Davis	Managing Director	May 2012

D.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST— AST INTERNATIONAL EQUITY PORTFOLIO—Principal Investment Policies" is hereby deleted and replaced with the information set forth below:

Principal Investment Policies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange traded funds (ETFs), securities of real estate investment

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trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio is allocated among five subadvisers: Jennison, J.P. Morgan, LSV, MFS and PGIM Quantitative Solutions. In addition, PGIM Investments, through its the Strategic Investment Research Group (SIRG), determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.

Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies. Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.

Jennison likewise assesses a company's ability to execute its business strategy—factors considered may include the company's financial flexibility, capital resources, and the quality of its management. Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.

Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process. Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.

J.P. Morgan. JP Morgan's investment strategy is an actively managed larger cap core strategy. The strategy is driven by fundamental research, focusing on bottom-up stock selection as the primary driver of risk and return. The team seeks to build a diversified portfolio of industry winners characterized by good management, solid financial positions, higher levels of profitability, with an attractive earnings profile relative to their peers, that offer good value. The strategy typically consists of between 70 and 100 stocks. The investment team is comprised of four portfolio managers and a team of Global Sector Specialists.

The team's efforts are underpinned by regional investment professionals, who work on regional asset management teams around the world. These regional investment professionals conduct primary research into companies worldwide.

The Global Sector Specialists draw upon the insights and research generated by the regional investment teams and add their own thematic and stock level research. They incorporate major industry trends and conduct further stock specific research to compare stocks within sectors, cross border. Their goal is to identify "industry winners", pinpointing well-managed companies with solid or improving balance sheets that are capable of growing faster than their peers whose stocks are trading at attractive valuations.

JP Morgan's research resources are therefore structured to deliver a range of high conviction ideas with differentiated drivers of return, which is the foundation for constructing a diversified portfolio.

To ensure that their strategy offers consistently diversified exposure to the international investment landscape, the team incorporates guardrails around the MSCI EAFE Index that allow sector deviations of +/-5% and region deviations of +/-15%.

LSV. LSV uses a proprietary quantitative investment model to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment model are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian

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value" approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI All Country World Ex-U.S. Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI All Country World Ex-U.S. Index.

The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI All Country World Ex-U.S. Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-US equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

MFS. MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or "portfolio") investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability.

MFS constructs the sleeve using an optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's holdings based on factors such as the desired portfolio characteristics and the portfolio managers' qualitative assessment of the optimization results. MFS' goal is to construct an actively managed sleeve with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the sleeve's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time. A lower tracking error means that there is generally less variation between the sleeve's returns compared to an index that represents the sleeve's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the sleeve.

PGIM Quantitative Solutions. PGIM Quantitative Solutions. PGIM Quantitative Solutions employs a quantitative investment approach that combines bottom-up fundamentals with top-down macro insights. Our bottom-up stock selection process is modestly enhanced by top-down signals that target industry and country factors. We construct portfolios to maximize exposure to companies that scored highest in both our stock selection and macroeconomic models, while managing risk relative to the benchmark. Portfolio constraints limit portfolio deviations from the benchmark with respect to sector, country, region, size, growth, and individual stock weight, among others. In addition, our optimizer considers expected transaction costs and trading liquidity, which are critical in Non-US markets.

E.The section of the Prospectus entitled "HOW THE TRUST IS MANAGED—PORTFOLIO MANAGERS— AST INTERNATIONAL EQUITY PORTFOLIO" is hereby deleted and replaced with the information set forth below:

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director ofResearch for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan

&Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-

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manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub- advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, wherehe directed the group that oversaw the management of $1. 5 billion in assets by institutional money managers. Mr. Peasleyhas a B.S. in Finance from the University of Connecticut.

LSV Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.

Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 45 years of investment and research experience.

Menno Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 30 years of investment experience.

Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 23 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 16 years of investment experience.

Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 21 years of investment experience.

MFS Segment. The portfolio managers from MFS who will be primarily responsible for the day-to-day management of the MFS segment of the Portfolio are Jim Fallon, Matt Krummell, Jonathan Sage and Jed Stocks.

Jim Fallon, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 1999.

Matt Krummell, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2001.

Jonathan Sage, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2000.

John Stocks, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2001.

PGIM Quantitative Solutions Segment. PGIM Quantitative Solutions uses a team of portfolio managers and analysts to manage the PGIM Quantitative Solutions segment of the Portfolio. The following portfolio managers share joint and primary responsibility for managing the Portfolio's day-to-day activities:

Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen's articles have appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.

Ken D'Souza, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Ken managed emerging markets portfolios as a Quantitative Analyst at Batterymarch, and held various roles in engineering, management and product development at Shaw Industries Group, a subsidiary of Berkshire Hathaway. Ken earned a BS in chemical engineering from the Georgia Institute of Technology, an MS in both management science and engineering from Stanford University and an MBA from the University of Chicago. He has served on the Board of Directors of the CFA Society of Boston, and is an officer and member of the Board of Directors of the Society of Quantitative Analysts.

Stacie L. Mintz, CFA, is a Managing Director, Head of the Quantitative Equity team and Portfolio Manager for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for

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several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

J.P. Morgan Segment. The portfolio managers jointly responsible for the day-to-day management of the J.P. Morgan segment of the Portfolio are Tom Murray, Shane Duffy, James Sutton and Zenah Shuhaiber. As lead portfolio manager for the strategy, Tom Murray has ultimate responsibility.

Tom Murray, managing director, is a portfolio manager in International Equity Group based in London, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 1996, Tom was previously the Global Sector specialist responsible for the Energy Sector. Tom holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.

Shane Duffy, managing director, is a portfolio manager in the International Equity Group, based in London. Shane works on international equity portfolios and is the lead portfolio manager for International Growth and co-lead portfolio manager for International Focus strategies. Previously, Shane worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Shane joined the team in 1999, holds an MA in History from Cambridge University, and is a CFA charterholder.

James Sutton, executive director, is a portfolio manager in the International Equity Group, based in London, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since February 2010, James was previously a Global Sector Specialist specializing in metals and mining, and prior to this, he was an Investment Specialist in the International Equity Group, primarily responsible for natural resources products. James achieved a BA in Modern History from the University of Oxford and is a CFA charterholder.

Zenah Shuhaiber, executive director, is a portfolio manager in the International Equity Group, based in London, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 2005, she obtained an MA in Economics and Management at the University of Oxford. Zenah is a CFA charterholder.

Jennison Segment. Mark B. Baribeau and Thomas F. Davis are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark B. Baribeau, CFA, is a Manager Director, the Head of Global Equity, and a global international and emerging markets equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for more than 21 years, where he was a global equity and large cap growth portfolio manager. Prior to Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA in economics from the University of Vermont, an MA from the University of Maryland, and he holds the Chartered Financial Analyst (CFA) designation. Mr. Baribeau is a member of CFA Society Boston and the National Association of Business Economists.

Thomas F. Davis, is a Managing Director and a global and international equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis as a research analyst. Prior to that, Mr. Davis was a global equity research analyst at Putnam Investments. He earned a BA in economics from Dartmouth College and an MBA from Duke University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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